UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2009

NGAS Resources, Inc.
(Exact name of registrant as specified in its charter)

Province of British Columbia	0-12185	Not Applicable
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Prosperous Place, Suite 201 Lexington, Kentucky	40509-1844
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (859) 263-3948

None
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7. Regulation FD

Item 7.01 Regulation FD Disclosure

On February 17, 2009, NGAS Resources, Inc. issued a press release with summary information on its 2008 year-end reserve estimates, production data for the fourth quarter of 2008 and the year as a whole and updates on its horizontal drilling initiatives. A copy of the press release is included as an exhibit and is incorporated in this report by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit
Number	Exhibit

99.1	Press release dated February 17, 2009 issued by NGAS Resources, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NGAS RESOURCES, INC.

By: /s/ William S. Daugherty
William S. Daugherty
President and Chief Executive Officer

Date: February 17, 2009